SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 19, 2005

                              Taylor Madison Corp.
               ---------------------------------------------------
               (Exact name of registrant as specified in Charter)

            Florida                         000-15034            01-0656115
--------------------------------       ------------------    -------------------
(State  or  other  jurisdiction of         (Commission         (IRS Employer
 incorporation  or  organization)            File  No.)      Identification No.)

              5422 Carrier Drive, Suite 306, Orlando, Florida 32819
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (407) 354-1222
                            -------------------------
                            (Issuer Telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  2.03     CREATION  OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
AN  OFF-BALANCE  SHEET  ARRANGEMENT  OF  A  REGISTRANT

Bridge  Financing  -  Second  Tranche
-------------------------------------

On May 19, 2005, pursuant to the Securities Purchase Agreement (as defined below) and Share Exchange Agreement (as defined below), the Registrant issued, effective as of May 6, 2005 (the "Effective Date") (a) 10% Convertible Debentures having an aggregate original principal balance of $492,250, and (b) Class A warrants entitling the debenture holders to purchase, in the aggregate, 615,312 shares of the Registrant's Common Stock, at an exercise price of $.60 per share. (1) The financing that closed on May 19, 2005, is the second tranche. The first tranche of $565,000 was reported on the Registrant's Form 8-K filed with the United States Securities and Exchange Commission (the "SEC") on May 12, 2005.

"Securities Purchase Agreement" means the Securities Purchase Agreement, dated May 6, 2005, between Registrant, Lucien Lallouz, Michael B. Wellikoff, Taylor Madison Holdings, Inc., and Chris Phillips, as authorized representative for each of the persons that purchased 10% Convertible Debentures. "Share Exchange Agreement" means the Share Exchange Agreement dated May 6, 2005, between the Registrant, Telzuit Technologies, LLC, Telzuit Technologies, Inc., Michael J. Vosch, James P. Tolan, Don Sproat, and Chris Phillips, as authorized representative for each of the persons that purchased 10% Convertible Debentures.

The principal balance of the 10% Convertible Debentures are due, in one lump sum payment, on the date one year from the Effective Date, unless earlier converted. Interest on such principal amount (or any balance thereof outstanding from time to time) accrues at an annual rate of interest of ten percent (10%) (computed on the basis of a 365-day year for actual days elapsed). As so accrued, interest shall be due and payable semi-annually in arrears; provided, the Registrant, in its sole discretion, may pay interest that is due in cash or in-kind by adding the amount of interest due to the principal amount of the debenture, with such compounded amount thereafter accruing interest as principal thereunder. If the Registrant fails to pay any instalment of principal on a debenture when due, or fails to pay any interest on a debenture within five (5) days of the date when due, or commits any other Event of Default (as described in the Share Exchange Agreement), then the unpaid principal amount of and accrued interest on the 10% Convertible Debentures automatically shall accelerate and become due and payable. See discussion in Item 1.01 of the Registrant's Form 8-K filed with the SEC on May 12, 2005, regarding conversion features of the 10% Convertible Debentures. In connection with the issuance of the 10% Convertible Debentures, the Registrant has agreed to not take certain actions without approval by the representative of the holders of the debentures. See Share Exchange Agreement attached as Exhibit 10.2 to the Registrant's Form 8-K filed on May 12, 2005.

----------------------------------
(1) See Item 5.1 of the Registrant's Form 8-K filed with the SEC on May 12, 2005 for a discussion of Registrant's proposed 1-for-31 reverse stock split. The warrant shares issuable upon exercise of the Class A Warrants are calculated on a post 1-for-31 reverse stock split basis.

ITEM  3.02     UNREGISTERED  SALE  OF  EQUITY  SECURITIES

Bridge  Financing  -  Second  Tranche
-------------------------------------

Pursuant to the Securities Purchase Agreement and Share Exchange Agreement, the Registrant, on May 19, 2005, issued (a) 10% Convertible Debentures, having an aggregate original principal balance of $492,250, and (b) Class A Warrants entitling the debenture holders to purchase, in the aggregate, 615,312 shares of Registrants' common stock, par value $.001 per share (the "Common Stock"), at an exercise price of $.60 per share (the "Bridge Financing").(2) . The 10% Convertible Debentures are due one year from the date of issuance, or, upon the earlier occurrence of certain events specified in each 10% Convertible Debenture, all principal and accrued interest of each debenture automatically converts into either (a) the Registrant's Common Stock at a price of $.40 per share of Common Stock, or (b) units at a price of $.66 per unit, each unit being comprised of (i) one share of a to be designated series of Preferred Stock of the Registrant, which upon designation will be convertible into Registrant's Common Stock at a price of $.60 per share, and (ii) one Class B warrant, each Class B warrant having an exercise price of $.80 per share.(3) The purchase price paid to the Registrant in connection with the Bridge Financing was $492,500. The securities issued in connection with the Bridge Financing were issued pursuant to Rule 506 of Regulation D. The 10% Convertible Debentures and Class A warrants were sold to institutional or accredited investors.

The Class A Warrants are exercisable by the holder at any time before the date five (5) years from the date of issuance. Beginning twelve (12) months following the date of issuance of the Class A Warrants, if the closing bid price of the Registrant's common stock exceeds two dollars ($2.00) US for a period of twenty
(20) consecutive trading days, and the Registrant's common stock has an average trading volume in excess of fifty thousand (50,000) shares per day for the twenty (20) prior trading days, the Class A Warrants may be redeemed by the Company at one cent ($.01) per warrant.

In the event the Registrant's proposed registration statement is not declared effective within one hundred twenty (120) days after a proposed future funding (the "Series A Financing"), for the thirty (30) day period beginning one hundred twenty (120) days after the closing of such Series A Financing, the Registrant shall issue to the warrant holders additional Class A Warrants equal to two percent (2.0%) of the number of shares of Common Stock, and Common Stock underlying the Series A Preferred Stock, as applicable, issued to the Class A warrant holders at the Series A Closing and shall issue to the Investors as liquidated damages, additional Class A Warrants equal to one percent (1.0%) of the number of such shares of Common Stock, and Common Stock underlying the Series A Preferred Stock, as applicable, issued at the Series A Closing for each subsequent 30-day period; provided, however, in no event shall the maximum liquidated damages be an amount of additional Class A Warrants in excess of ten percent (10.0%) of the such Common Stock and underlying Common Stock issued as part of the proposed Series A Financing.

-------------------------------
(2) See Item 5.1 of the Registrant's Form 8-K filed with the SEC on May 12, 2005 for a discussion of Registrant's proposed 1-for-31 reverse stock split. The warrant shares issuable upon exercise of the Class A Warrants are calculated on a post 1-for-31 reverse stock split basis.

(3) See Item 5.1 of the Registrant's Form 8-K filed with the SEC on May 12, 2005 for a discussion of Registrant's proposed 1-for-31 reverse stock split. The conversion price of the 10% Convertible Debentures, whether into Common Stock or units of Series A Preferred Stock and Class B Warrants, are calculated on a post 1 for 31 reverse stock split basis.

If Registrant does not complete the Series A Financing on or before the day forty-five days after May 6, 2005, and does not have a registration statement is not declared effective within ninety (90) days after such date, then Registrant is obligated to issue to the warrant holders additional Class A Warrants equal to twenty five percent (25.0%) of the number of shares of Common Stock issuable to the warrant holder upon conversion of the 10% Convertible Debentures.

The issuance of the 10% Convertible Debentures, the Class A Warrants, and related contract rights were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that the 10% Convertible Debentures and Class A Warrants were issued to institutional or accredited investors.

Midtown Partners & Co., LLC., an SEC and NASD registered broker dealer acted as the placement agent for the Registrant in connection with the offering referenced above. Midtown is located in Boca Raton, Florida. In connection with the financing referenced above, on May 19, 2005, the Registrant paid a cash commission to Midtown equal to $38,300 and issued warrants to Midtown entitling Midtown to purchase, in the aggregate, 221,625 shares of Registrants' common stock at an exercise price of $.60 per share.

The issuance of the warrants to Midtown Partners & Co., LLC. were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that such warrants were issued to institutional or accredited investors.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits.

*10.1     Securities  Purchase  Agreement  dated  May  6,  2005,  by  and  among
          Registrant, Lucien Lallouz, Michael B. Wellikoff, Taylor Madison Holdings, Inc., and Chris Phillips, as authorized representative for each of the persons that purchased 10% Convertible Debentures issued by Taylor Madison.

*10.2 Share Exchange Agreement dated May 6, 2005, by and among Registrant, Telzuit Technologies, LLC, Telzuit Technologies, Inc., Michael J. Vosch, James P. Tolan, Don Sproat, and Chris Phillips, as authorized representative for each of the persons that purchased the 10% Convertible Promissory Debentures issued by Taylor Madison.

*10.3.    Form  of  10%  Convertible  Debenture  issued  on  May  6,  2005.

*10.4 Form of Class A Warrant issued on May 6. 2005 to purchaser of the 10% Convertible Debentures

*10.5 Private Placement Agreement dated May 6, 2005 by and between Midtown Partners & Co., LLC and Registrant

*10.6     Form  of  Warrant issued to Midtown Partners & Co., LLC on May 6, 2005

**99.1 Press Release of Taylor Madison issued on May 23, 2005, titled "Taylor Madison Completes $1.0 Million Private Placement."

* Attached as an Exhibit to Registrant's Form 8-K filed with the SEC on May 12, 2005.

**  Filed  herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Dated:

                                                     By: s/  Donald Sproat
                                                         ----------------------
                                                         Donald  Sproat
                                                         President  and
                                                         Chief Financial Officer

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